UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson,	North Carolina	28036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement

New Revolving Credit Agreement

On May 17, 2022, Curtiss-Wright Corporation (the “Company”) entered into a new revolving Credit Agreement (the “Agreement”), among the Company, and Certain Subsidiaries of the Company, as Borrowers; the Lenders party thereto; J.P. Morgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; J.P. Morgan Chase Bank, N.A., BOFA Securities, Inc., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A. and Wells Fargo Bank, National Association, as Syndication Agents; and Citizens Bank, N.A., as Documentation Agent.

The Agreement replaces the Company’s $500 million five-year credit facility under a Credit Agreement dated October 17, 2018. The Agreement increases the size of the revolving credit facility to $750 million and expands the accordion feature to $250 million. The Agreement has a five-year term set to mature in May 2027. The prior credit facility, which was set to expire in October 2023, has been terminated. The Agreement provides for similar financial and debt covenants that are no more restrictive than those in the prior Credit Agreement. The Company plans to use the credit facility for general corporate purposes, which may include the funding of possible future acquisitions or supporting internal growth initiatives.

The foregoing description of the Agreement does not purport to be complete. For an understanding of the terms and provisions, reference should be made to the Agreement, attached as Exhibit 10.1 to this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 10.1 — Credit Agreement dated as of May 17, 2022 among the Company and Certain Subsidiaries of the Company as Borrowers; the Lenders party thereto; J.P. Morgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; J.P. Morgan Chase Bank, N.A., BOFA Securities, Inc., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners; Bank of America, N.A. and Wells Fargo, National Association, as Syndication Agents; and Citizens Bank, N.A., as Documentation Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ K. Christopher Farkas
K. Christopher Farkas
Vice President and Chief Financial Officer

Date: May 18, 2022